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                                                                    EXHIBIT 32.1

                            GENERAL CABLE CORPORATION
                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SECTION 1350,
                                AS ADOPTED UNDER
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of General Cable Corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the year ended December 31, 2003 (the "Report") that:

                  1)  The Report fully complies with the requirements of
                      section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                          Date: March 12, 2004     s\:GREGORY B. KENNY
                                                   -------------------
                                                   Gregory B. Kenny
                                                   Chief Executive Officer

                          Date: March 12, 2004     s\:CHRISTOPHER F. VIRGULAK
                                                   --------------------------
                                                   Christopher F. Virgulak
                                                   Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.